UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

LIGHTSTONE VALUE PLUS REAL ESTATE
INVESTMENT TRUST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.
1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 13, 2018
To the Stockholders of Lightstone Value Plus Real Estate Investment Trust, Inc.:
I am pleased to invite our stockholders to the 2018 Annual Meeting of Stockholders of Lightstone Value Plus Real Estate Investment Trust, Inc., a Maryland corporation. The annual meeting will be held at 460 Park Avenue, 13th Floor, New York, New York, 10022, at 9:45 a.m. Eastern Standard Time, on December 13, 2018.
At the meeting, you will be asked to:
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consider and vote upon the election of three directors to serve until our 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

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conduct such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Our board of directors has fixed the close of business on October 10, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. Record holders of shares of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting.
For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact: Lightstone Value Plus Real Estate Investment Trust, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701.
Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may authorize a proxy by marking your voting instructions on the proxy card, signing and dating it, and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Board’s recommendation. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.
You are cordially invited to attend the 2018 Annual Meeting of Stockholders. Your vote is important.
By Order of the Board of Directors,
Joseph Teichman
General Counsel and Secretary
Lakewood, New Jersey
October 23, 2018

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.

PROXY STATEMENT

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LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.
1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

PROXY STATEMENT
INTRODUCTION
The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors (the “Board of Directors”) of Lightstone Value Plus Real Estate Investment Trust, Inc., a Maryland corporation (which we refer to in this proxy statement as the “Company”), for use at the 2018 Annual Meeting of Stockholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this proxy statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701. This proxy statement, the accompanying proxy card and notice of annual meeting are first being mailed to our stockholders on or about October 29, 2018. The 2017 Annual Report on Form 10-K was previously mailed to our stockholders on or about April 30, 2018.
Our Annual Report on Form 10-K for the year ended December 31, 2017 and the exhibits thereto may be accessed online through the Securities and Exchange Commission (the “SEC”) website at www.sec.gov. In addition, stockholders may request a copy of our 2017 Annual Report by writing or telephoning us at the following address: Lightstone Value Plus Real Estate Investment Trust, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, telephone (866)792-8700.
INFORMATION ABOUT THE MEETING AND VOTING
What is the date of the annual meeting and where will it be held?
Our 2018 Annual Meeting of Stockholders will be held on December 13, 2018, at 9:45 a.m. Eastern Standard Time. The meeting will be held at 460 Park Avenue, 13th Floor, New York, New York, 10022.
What will I be voting on at the meeting?
At the meeting, you will be asked to:
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consider and vote upon the election of three directors to serve until our 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

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conduct such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board of Directors does not know of any matters that may be considered at the meeting other than the matters set forth in the items listed above.
Who can vote at the meeting?
The record date for the determination of holders of shares of our common stock, $0.01 par value per share (the “Common Stock”), entitled to notice of and to vote at the meeting, or any adjournment or postponement of the meeting, is the close of business on October 10, 2018. Accordingly, any holder of shares of Common Stock on the record date is entitled to notice of and to vote at the meeting. As of the record date, approximately 24.0 million shares of our Common Stock were issued and outstanding and entitled to vote at the meeting.
How many votes do I have?
Each share of Common Stock has one vote on each matter considered at the meeting or any adjournment or postponement thereof.

How can I vote?
You may vote in person at the meeting or by proxy. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:
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via the Internet at www.proxy-direct.com/; or

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by telephone, by calling toll free (800) 337-3503.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this proxy statement. You may also vote your shares at the meeting. If you attend the meeting, you may submit your vote in person, and any proxy that you authorized by mail, Internet or telephone will be superseded by the vote that you cast at the meeting.
How will proxies be voted?
Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted FOR each of the three nominees for director named in this proxy statement for election as director.
The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.
How can I change my vote or revoke a proxy?
You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to Computershare Fund Services (“CFS”), whom we have retained to aid in the solicitation of proxies, at the following address: Proxy Tabulator, 2950 Express Drive South, Suite 210, Islandia, NY 11749, (ii) attending the meeting and voting in person or (iii) providing written notice to CFS. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the meeting. Your attendance at the meeting without voting will not be sufficient to revoke a previous proxy authorization.
What if I return my proxy but do not mark it to show how I am voting?
If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.
What are the board’s recommendations?
The Board of Directors recommends that you vote FOR each of the three nominees for director named in this proxy statement for election as director.
What votes are required to elect directors?
There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of the holders of a majority of all shares of Common Stock entitled to vote who are present in person or by proxy at the meeting. Any shares deemed present at the meeting but not voted (whether by abstention or broker non-vote) have the same impact as a vote against the directors. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner is deemed present for purposes of establishing a quorum for the meeting but does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.
What constitutes a “quorum”?
The presence at the meeting, in person or represented by proxy, of stockholders entitled to cast 50% of all the votes entitled to be cast at the meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.
Will you incur expenses in soliciting proxies?
We will bear all costs associated with soliciting proxies for the meeting. Solicitations may be made on behalf of the Board of Directors by mail, personal interview, telephone or other electronic means by our officers and other employees of Lightstone Value Plus REIT, LLC (the “Advisor”), who will receive no additional compensation. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the SEC, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.
We have also retained CFS to aid in the solicitation of proxies. We will pay CFS a fee of approximately $40,000 in addition to reimbursement of its reasonable out-of-pocket expenses. As the date of the meeting approaches, certain stockholders may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.
In all cases where a telephonic proxy is solicited, the CFS representative is required to ask for each stockholder’s full name and address, or the zip code or employer identification number, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this proxy statement. CFS will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.
What does it mean if I receive more than one proxy card?
Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to ensure that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should contact Lightstone Value Plus Real Estate Investment Trust, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, or call us at (866) 792-8700. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, with the consent of affected stockholders, send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.
We will promptly deliver, upon written or oral request, a separate copy of our annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Lightstone Value Plus Real Estate Investment Trust, Inc., 1985 Cedar Bridge Avenue, Suite 1, New Jersey 08701, or call us at (866) 792-8700. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.
Whom should I call for additional information about authorizing a proxy by mail, telephone or Internet to vote my shares?
Please call CFS, our proxy solicitor, at 1-866-641-4227.
How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?
In order for a stockholder proposal to be properly submitted for presentation at our 2019 Annual Meeting, pursuant to our current bylaws we must receive written notice of the proposal at our executive offices during the period beginning on May 10, 2019 and ending at 5:00 p.m., Eastern Daylight Time, on June 12, 2019. If you wish to present a proposal for inclusion in the proxy material for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than June 12, 2019. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Lightstone Value Plus Real Estate Investment Trust, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman. For additional information, see the section in this proxy statement captioned “Stockholder Proposals for the 2019 Annual Meeting.”

PROPOSAL ONE:

ELECTION OF DIRECTORS
General
The Board of Directors ultimately is responsible for directing the management of our business and affairs. We have no employees and have retained the Advisor to manage our day-to-day operations, including the acquisition of our properties. The Advisor is an affiliate of our Sponsor, The Lightstone Group (the “Sponsor”). The Board of Directors, including our independent directors, is responsible for monitoring and supervising the Advisor’s conduct of our day-to-day operations.
Our bylaws provide for a Board of Directors with no fewer than three and no more than nine directors, a majority of whom must be independent. An “independent director” is defined under our Charter and means a person who is not, and within the last two years has not been, directly or indirectly associated with the Company, the Sponsor, the Advisor or any of their affiliates by virtue of:
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ownership of an interest in the Sponsor, the Advisor or any of their affiliates, other than the Company;

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employment by the Company, the Sponsor, the Advisors or any of their affiliates;

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service as an officer or director of the Sponsor, the Advisor or any of their affiliates, other than as a director of the Company;

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performance of services, other than as a director of the Company;

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service as a director of the Company or as a director of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor; or

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maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their affiliates.

An independent director cannot be associated with us, the Sponsor or the Advisor as set forth above either directly or indirectly. An indirect association with the Sponsor or the Advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law, is or has been associated with us, the Sponsor, the Advisor, or any of their affiliates.
A business or professional relationship is considered material if the aggregate gross revenue derived by the director from the Advisor or the Sponsor and their affiliates exceeds five percent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.
We currently have four directors, three of whom are independent. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies.
During 2017, the Board of Directors held nine meetings including our annual stockholders’ meeting held on December 11, 2017. The entire Board of Directors was present at all of the meetings. The Board of Directors expects each director to attend annual meetings of stockholders when possible. We anticipate that all directors and nominees will attend our 2018 Annual Meeting of Stockholders.
Nominees for the Board of Directors
The Board of Directors has proposed the following nominees for election as directors, each to serve until our 2019 Annual Meeting of stockholders and until his successor is duly elected and qualifies: David W. Lichtenstein, Yehuda “Judah” L. Angster and George R. Whittemore. Each nominee currently serves as a director.

The proxy holder named on the enclosed proxy card intends to vote FOR the election of each of the three nominees for director. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy.
We know of no reason why any nominee will be unable to serve if elected. If, at the time of the meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this proxy statement.
The principal occupation and certain other information about the nominees are set forth below.
Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
David Lichtenstein	57	2004	Mr. David Lichtenstein is the Chairman of our Board of Directors and our Chief Executive Officer, and is the Chief Executive Officer of our Advisor. Mr. Lichtenstein founded both American Shelter Corporation and The Lightstone Group. From 1988 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of The Lightstone Group, directing all aspects of the acquisition, financing and management of a diverse portfolio of multi-family, lodging, retail and industrial properties located in 20 states, and Puerto Rico. From April 2008 to present, Mr. Lichtenstein has served as the Chairman of the board of directors and Chief Executive Officer of Lightstone Value Plus Real Estate Investment Trust II, Inc. (“Lightstone II”) and Lightstone Value Plus REIT II LLC, its advisor. From October 2012 to the present, Mr. Lichtenstein has served as the Chairman of the board of directors of Lightstone Value Plus Real Estate Investment Trust III, Inc. (“Lightstone III”) and from April 2013 to the present, as the Chief Executive Officer of Lightstone III and of Lightstone Value Plus REIT III LLC. From September 2014 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Lightstone Real Estate Income Trust Inc., (“Lightstone IV”), and as Chief Executive Officer of Lightstone Real Estate Income LLC, its advisor. From October 2014 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Lightstone Enterprises Limited (“Lightstone Enterprises”). Mr. Lichtenstein was appointed Chairman of the Board of Directors of Lightstone Value Plus Real Estate Investment Trust V, Inc. (“Lightstone V”), formerly known as Behringer Harvard Opportunity REIT II, Inc., effective as of September 28, 2017 and is Chairman and Chief Executive Officer of the its advisor. Mr. Lichtenstein was the president and/or director of certain subsidiaries of Extended Stay Hotels, Inc. (“Extended Stay”) that filed for Chapter 11 protection with Extended Stay. Extended Stay and its subsidiaries filed for bankruptcy protection on June 15, 2009 so they could reorganize their debts in the face of looming amortization payments. Extended Stay emerged from

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
bankruptcy on October 8, 2010. Mr. Lichtenstein is no longer affiliated with Extended Stay. From July 2015 to the present, Mr. Lichtenstein has served as a member of the Board of Directors of the New York City Economic Development Corporation. Mr. Lichtenstein is a member of the International Council of Shopping Centers and the National Association of Real Estate Investment Trusts, Inc., and industry trade group, as well as, a member of the Board of Directors of Touro College and New York Medical College.

			Mr. Lichtenstein has been selected to serve as a director due to his extensive experience and networking relationships in the real estate industry, along with his experience in acquiring and financing real estate properties.
George R. Whittemore	68	2006	Mr. Whittemore is one of our independent directors. From April 2008 to the present, Mr. Whittemore has served as a member of the board of directors of Lightstone II and from December 2013 to present, has served as a member of the board of directors of Lightstone III. Mr. Whittemore also presently serves as a Director and member of the Audit Committee of Village Bank Financial Corporation in Richmond, Virginia, a publicly traded company. Mr. Whittemore previously served as a as a Director of Condor Hospitality, Inc. in Norfolk, Nebraska, a publicly traded company, from November 1994 to March 2016. Mr. Whittemore previously served as a director and audit committee chairman of Prime Group Realty Trust from July 2005 until December 2012. Mr. Whittemore previously served as President and Chief Executive Officer of Condor Hospitality Trust, Inc. from November 2001 until August 2004 and as Senior Vice President and Director of both Anderson & Strudwick, Incorporated, a brokerage firm based in Richmond, Virginia, and Anderson & Strudwick Investment Corporation, from October 1996 until October 2001. Mr. Whittemore has also served as a Director, President and Managing Officer of Pioneer Federal Savings Bank and its parent, Pioneer Financial Corporation, from September 1982 until August 1994, and as President of Mills Value Adviser, Inc., a registered investment advisor. Mr. Whittemore is a graduate of the University of Richmond.

			Mr. Whittemore has been selected to serve as an independent director due to his extensive experience in accounting, banking, finance and real estate.
Yehuda “Judah” L. Angster	35	2015	Mr. Angster is one of our independent directors. Mr. Angster is currently the Chief executive Officer of CastleRock Equity Group in Florham Park, NJ. Before joining CastleRock Equity Group in June of 2015, Mr. Angster was the Vice President of Global Development

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
for PCS Wireless, LLC in Florham Park NJ beginning in September 2012. Mr. Angster was the Internal Counsel for Empire Bank from June 2009 to September 2012. Mr. Angster earned his J.D. from the Pace University School of Law in May 2009. Mr. Angster earned a Bachelor of Talmudic Law from Tanenbaum Educational Center, Rockland, NY. Mr. Angster is licensed to practice law in New Jersey and New York.

Mr. Angster has been selected to serve as an independent director due to his extensive experience in global business development and real estate transactions.
The members of the Board of Directors unanimously recommend a vote “FOR” each of the nominees to be elected as directors.

CORPORATE GOVERNANCE
The only standing committee of the Board of Directors is the audit committee (the “Audit Committee”). The Audit Committee consists of three members composed entirely of our independent directors. The Board of Directors has determined that each of our independent directors is independent within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable SEC rules.
Interested parties may communicate matters they wish to raise with the directors by writing to our Secretary at: Lightstone Value Plus Real Estate Investment Trust, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman. Mr. Teichman will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors.
Audit Committee
The Board of Directors established an Audit Committee in April 2005. A copy of the charter of the Audit Committee is available on our website at www.lightstonecapitalmarkets.com or in print to any stockholder who requests it c/o Lightstone Value Plus Real Estate Investment Trust, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, NJ 08701. Our Audit Committee consists of, George R. Whittemore, Yehuda “Judah” L. Angster and Miriam B. Weinstein. Mr. Whittemore is the chairman of our Audit Committee.
The Audit Committee, in performing its duties, monitors:
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our financial reporting process;

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the integrity of our financial statements;

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compliance with legal and regulatory requirements;

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the independence and qualifications of our independent and internal auditors, as applicable; and

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the performance of our independent and internal auditors, as applicable.

Each member of our Audit Committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Exchange Act and within the meaning of the New York Stock Exchange (“NYSE”) listing standards. In addition, the Board of Directors has determined that Mr. Whittemore is qualified as an “audit committee financial expert” within the meaning of the applicable rules promulgated by the SEC. Unless otherwise determined by the Board of Directors, no member of the Audit Committee may serve as a member of the audit committee of more than two other public companies.
During 2017, the Audit Committee held five meetings. Each of the Audit Committee members attended all of the meetings held by the Audit Committee either in person or by telephone.
The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2017 is discussed below under the heading “Audit Committee Report.”
Nominating the Board of Directors
The Board of Directors does not have a standing nominating committee for the purpose of nominating individuals to serve as directors. All members of our Board of Directors participate in the consideration of director nominees. The primary functions of the members of the Board of Directors relating to the consideration of director nominees is to identify individuals qualified to serve on the Board of Directors. We have not adopted a specific policy regarding the consideration of director nominees recommended to us by stockholders.
In determining the composition of the Board of Directors, our goals are to assemble a board that, as a whole, possesses the appropriate balance of professional and real estate industry knowledge, financial expertise and high-level management experience to bring a diverse set of skills and experiences to the board as a whole to oversee our business. The Board of Directors believes that diversity is an important attribute of the members of our Board of Directors and that the members should represent an array of backgrounds. To that end, our Board of Directors includes directors who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that we view as critical to effective functioning of the board. The brief biographies in “Proposal One” include information, as of the date of this proxy, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the board to believe that the director should serve on the board.
The Board of Directors annually reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. The Board of Directors gives consideration to the members of the Board of Directors having a diverse mix of background and skills. This review also includes the candidate’s ability to attend regular board meetings and to devote a sufficient amount of time and effort in preparation for such meetings.
Code of Ethics
The Board of Directors has adopted a Code of Ethics (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations. The Code of Ethics is available, free of charge, on our website at www.lightstonecapitalmarkets.com. You may also obtain a copy of the Code of Ethics by writing to: Lightstone Value Plus Real Estate Investment Trust, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Investor Relations. A waiver of the Code of Ethics for our Chief Executive Officer may be made only by the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other directors, officers and employees may be made only by our Chief Executive Officer or General Counsel, and shall be discussed with the Board of Directors as appropriate.
Board Leadership Structure
As noted above, our Board of Directors currently is comprised of three independent and one affiliated director. Mr. Lichtenstein has served as Chairman of the Board of Directors since 2004 and serves as our Chief Executive Officer. Mr. Whittemore, one of the independent directors, serves as the “presiding director” at any executive sessions of the independent directors, as defined under the rules of the NYSE. The Board of Directors believes that this provides an effective leadership model for the Company.
We recognize that different board leadership structures may be appropriate for companies in different situations, and that no one structure is suitable for all companies. We believe our current board leadership structure is optimal for us because it demonstrates to our investors and other stakeholders that the Company is under strong leadership, coordinated closely between Mr. Lichtenstein, who has over 20 years of real estate industry experience, and Mr. Whittemore, who has served various public and private entities as a key executive and officer over the past 20 years. In our judgment, the Company, like many U.S. companies, has been well-served by this leadership structure.
Board Role in Risk Oversight
Our Board of Directors is actively involved in overseeing our risk management through our Audit Committee. Under its charter, our Audit Committee is responsible for discussing guidelines and policies governing the process by which our senior management and our relevant departments assess and manage our exposure to risk, as well as our major financial risk exposures and the steps management has taken to monitor and control such exposures.

Director Independence
Our charter and bylaws provide for a Board of Directors with no fewer than three and no more than nine directors, a majority of whom must be independent. An “independent director” is defined under our Charter and means a person who is not, and within the last two years has not been, directly or indirectly associated with the Company, our Sponsor or our Advisor or any of their affiliates by virtue of:
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ownership of an interest in our Sponsor, our Advisor or any of their affiliates, other than the Company;

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employment by the Company, our Sponsor, our Advisor or any of their affiliates;

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service as an officer or director of our Sponsor, our Advisor or any of their affiliates, other than as a director of the Company;

•
performance of services, other than as a director of the Company;

•
service as a director of more than three real estate investment trusts organized or controlled by our Sponsor or advised by our Advisor; or

•
maintenance of a material business or professional relationship with our Sponsor, our Advisor or any of their affiliates.

An independent director cannot be associated with us, our Sponsor or our Advisor as set forth above either directly or indirectly. An indirect association with our Sponsor or our Advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law, is or has been associated with us, our Sponsor, our Advisor, or any of their affiliates.
A business or professional relationship is considered material if the aggregate gross revenue derived by the director from our Advisor or our Sponsor and their affiliates exceeds fivepercent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.
The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that George R. Whittemore, Yehuda “Judah” L. Angster and Miriam B. Weinstein have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and are “independent” within the meaning of the NYSE’s director independence standards and Audit Committee independence standards, as currently in effect.

DIRECTOR AND EXECUTIVE COMPENSATION
Compensation of Our Directors
We have no standing compensation committee. Our entire Board of Directors determines matters relating to director and officer compensation. Our Board of Directors designs our director compensation with the goals of attracting and retaining highly qualified individuals to serve as independent directors and to fairly compensate them for their time and efforts. Because of our unique attributes as a REIT, service as an independent director on our Board of Directors requires broad expertise in the fields of real estate and real estate investment.
We pay our independent directors an annual fee of  $40,000 and we are responsible for reimbursement of their out-of-pocket expenses, as incurred.
Compensation of Our Executive Officers
Our Advisor performs our day-to-day management functions. Our executive officers are all employees of the Advisor. Our executive officers do not receive compensation from us for services rendered to us. Our executive officers are all employees of our Advisor and are compensated by our Advisor. As a result, our Board of Directors has determined that it is not necessary to establish a compensation committee. In addition, we do not have, and the Board of Directors has not considered, a compensation policy or program for our executive officers, and we have not included a “Compensation Discussion and Analysis” in this proxy statement. See “Certain Relationships and Related Party Transactions” below for a discussion of the fees paid to and services provided by our Advisor and Property Manager.
Compensation Committee Interlocks and Insider Participation
The Board of Directors in its entirety performs the duties typically delegated to a compensation committee. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

DIRECTORS AND EXECUTIVE OFFICERS
Directors and Officers
The following table presents certain information as of September 30, 2018 concerning each of our directors and officers serving in such capacity:
Name	Age	Principal Occupation and Positions Held	Served as a Director Since
David Lichtenstein	57	Chief Executive Officer and Chairman of the Board of Directors	2004
George R. Whittemore	68	Director	2006
Miriam B. Weinstein	47	Director	2015
Yehuda “Judah” L. Angster	35	Director	2015
Mitchell Hochberg	66	President and Chief Operating Officer	N/A
Joseph Teichman	45	General Counsel	N/A
Seth Molod	54	Chief Financial Officer and Treasurer	N/A
David Lichtenstein — for biographical information about Mr. Lichtenstein, see “Nominees for the Board of Directors.”
George R. Whittemore — for biographical information about Mr. Whittemore, see “Nominees for the Board of Directors.”
Yehuda “Judah” L. Angster — for biographical information about Mr. Angster, see “Nominees for the Board of Directors.”
Miriam B. Weinstein — Ms. Weinstein is one of our independent directors and has been a sole practitioner attorney who focuses on the practice of real estate law. Particular areas of Ms. Weinstein’s expertise are transactional real estate, land use and commercial leases. Prior to establishing her law practice, in January 2003, Ms. Weinstein was an associate at the Law Office of Abraham M. Penzer in Lakewood, NJ. Ms. Weinstein practiced law at the law firm Greenbaum, Rowe, Smith in Woodbridge, NJ from September 2000 to May 2002. Ms. Weinstein earned her J.D. from the Rutgers Law School in May 2000. Ms. Weinstein earned a Bachelors of Economics from Hunter College, New York, NY. Ms. Weinstein is licensed to practice law in New Jersey and New York.
Ms. Weinstein has been selected to serve as an independent director due to her extensive experience in transactional real estate, land use and commercial leases.
Mitchell Hochberg is our President and Chief Operating Officer also serves as President and Chief Operating Officer of Lightstone II since December 2013. Mr. Hochberg also serves as the President of our sponsor. From April 2013 to the present, Mr. Hochberg serves as President and Chief Operating Officer of Lightstone III and its advisor. From September 2014 to the present, Mr. Hochberg serves as President and Chief Operating Officer of Lightstone IV and its advisor. From October 2014 to the present, Mr. Hochberg has served as President of Lightstone Enterprises. Mr. Hochberg was appointed Chief Executive Officer of Behringer Harvard Opportunity REIT I, Inc. (“OP I”) and Lightstone V effective as of September 28, 2017. Prior to joining The Lightstone Group in August 2012, Mr. Hochberg served as principal of Madden Real Estate Ventures, a real estate investment, development and advisory firm specializing in hospitality and residential projects from 2007 to August 2012 when it combined with our sponsor. Mr. Hochberg held the position of President and Chief Operating Officer of Ian Schrager Company, a developer and manager of innovative luxury hotels and residential projects in the United States from early 2006 to early 2007 and prior to that Mr. Hochberg founded Spectrum Communities, a developer of luxury residential neighborhoods in the Northeast in 1985 where for 20 years he served as its President and Chief Executive Officer. Additionally, Mr. Hochberg serves on the board of directors of Belmond Ltd and through October 2014 served on the board of directors and as Chairman of the board of directors of Orleans Homebuilders, Inc. Mr. Hochberg received his law degree from Columbia University School of Law where he was a Harlan Fiske Stone Scholar and graduated magna cum laude from New York University College of Business and Public Administration with a Bachelor of Science degree in accounting and finance.

Joseph E. Teichman is our General Counsel and also serves as General Counsel of Lightstone II, Lightstone III and Lightstone IV and their respective advisors. From October 2014 to the present, Mr. Teichman has served as Secretary and a Director of Lightstone Enterprises. Mr. Teichman also serves as Executive Vice President and General Counsel of our Advisor and Sponsor. Prior to joining us in January 2007, Mr. Teichman practiced law at the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP in New York, NY from September 2001 to January 2007. Mr. Teichman earned his J.D. from the University of Pennsylvania Law School in May 2001. Mr. Teichman earned a B.A. from Beth Medrash Govoha, Lakewood, NJ. Mr. Teichman is licensed to practice law in New York and New Jersey. Mr. Teichman was also a director and officer of certain subsidiaries of Extended Stay that filed for Chapter 11 protection with Extended Stay. Extended Stay and its subsidiaries filed for bankruptcy protection on June 15, 2009 so they could reorganize their debts in the face of looming amortization payments. Extended Stay emerged from bankruptcy on October 8, 2010. Mr. Teichman is no longer affiliated with Extended Stay. Mr. Teichman is also a member of the Board of Directors of Yeshiva Orchos Chaim, Lakewood, NJ and was appointed to the Ocean County College Board of Trustees in February 2016.
Seth Molod is our Chief Financial Officer and Treasurer and also serves as Chief Financial Officer and Treasurer of Lightstone II, Lightstone III, Lightstone IV and Lightstone V. Mr. Molod also serves as the Executive Vice President and Chief Financial Officer of our Sponsor and as the Chief Financial Officer of our Advisor and the advisors of Lightstone II, Lightstone III, Lightstone IV and Lightstone V. Prior to joining the Lightstone Group in August of 2018, Mr. Molod, 54, served as an Audit Partner, Chair of Real Estate Services and on the Executive Committee of Berdon LLP, a full service accounting, tax, financial and management advisory firm (“Berdon”). Mr. Molod joined Berdon in 1989. He has extensive experience advising some of the nation’s most prominent real estate owners, developers, managers, and investors in both commercial and residential projects. Mr. Molod has worked with many privately held real estate companies as well as institutional investors, REITs, and other public companies. Mr. Molod is a licensed certified public accountant in New Jersey and New York and a member of the American Institute of Certified Public Accountants. Mr. Molod holds a Bachelor of Business Administration degree in Accounting from Muhlenberg College.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table presents certain information as of September 30, 2018 concerning:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of our directors and executive officers serving in such capacity; and

•
all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock of the Company Beneficially Owned	Percent of All Common Shares of the Company
David Lichtenstein	20,000(2)	0.08%
George R. Whittemore	—	—
Miriam B. Weinstein	—	—
Yehuda “Judah” L. Angster	—	—
Mitchell Hochberg	—	—
Seth Molod	—	—
Joseph Teichman	—	—
Our directors and officers as a group (6 persons)	20,000	0.08%

(1)
The business address of each individual listed in the table is 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701.

(2)
Consists of 20,000 shares owned by our Advisor. Our Advisor is wholly owned by The Lightstone Group, LLC, which is controlled and wholly owned by David Lichtenstein.

EQUITY COMPENSATION PLAN INFORMATION
We previously adopted a stock option plan under which our independent directors were eligible to receive annual nondiscretionary awards of nonqualified stock options. This plan expired in April 2015. Our stock option plan was designed to enhance our profitability and value for the benefit of our stockholders by enabling us to offer independent directors stock-based incentives, thereby creating a means to raise the level of equity ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our stockholders.
We authorized and reserved 75,000 shares of our Common Stock for issuance under our stock option plan. The Board of Directors could make appropriate adjustments to the number of shares available for awards and the terms of outstanding awards under our stock option plan to reflect any change in our capital structure or business, stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all of our assets.
Our stock option plan provided for the automatic grant of a nonqualified stock option through April 2015 to each of our independent directors, without any further action by our Board of Directors or the stockholders, to purchase 3,000 shares of our Common Stock on the date of each annual stockholders meeting. The exercise price for all stock options granted under our stock option plan was equal to the fair market value of a share on the last business day preceding the annual meeting of stockholders. The term of each such option will be 10 years. Options granted to non-employee directors will vest and become exercisable on the second anniversary of the date of grant, provided that the independent director is a director on the Board of Directors on that date. At each of our annual stockholder meetings, beginning in July 2007, options were granted to each of our independent directors. During the year ended December 31, 2017, options to purchase 9,000 shares of stock expired unexercised. As of December 31, 2017, options to purchase 66,000 shares of stock were outstanding at a weighted average exercise price of  $10.63 per share and 66,000 were fully vested at exercise prices between $9.80 per share and $11.80 per share.
Notwithstanding any other provisions of our stock option plan to the contrary, no stock option issued pursuant thereto may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code.
The following table sets forth information regarding securities authorized for issuance under our stock option plan as of December 31, 2017:
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	66,000	$10.63	—
Equity Compensation Plans not approved by security holders	N/A	N/A	N/A
Total	66,000	$10.63	—

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act, as amended, requires each director, officer and individual beneficially owning more than 10% of our Common Stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our Common Stock with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2017, or written representations that no additional forms were required, we believe that all of our officers and directors and persons that beneficially own more than 10% of the outstanding shares of our Common Stock complied with these filing requirements in 2017.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
David Lichtenstein serves as the Chairman of our Board of Directors and is our Chief Executive Officer. Our Advisor and Lightstone Value Plus REIT Management, LLC (our “Property Manager”) are wholly owned subsidiaries of our Sponsor, The Lightstone Group, which is wholly owned by Mr. Lichtenstein. On April 22, 2005, we entered into agreements with our Advisor and Property Manager to pay certain fees in exchange for services performed by these and other affiliated entities. As the majority owner of those entities, Mr. Lichtenstein benefits from fees and other compensation that they receive pursuant to these agreements.
Property Manager
Our Property Managers manage certain of the properties we have acquired and may manage additional properties we acquire. We also use other unaffiliated third-party property managers, principally for the management of our hospitality properties.
We have agreed to pay our Property Managers a monthly management fee of up to 5% of the gross revenues from our residential, hospitality and retail properties. In addition, for the management and leasing of our office and industrial properties, we pay to our Property Managers, property management and leasing fees of up to 4.5% of gross revenues from our office and industrial properties. We may pay our Property Managers a separate fee for i) the development of, ii) the one-time initial rent-up or iii) leasing-up of newly constructed properties in an amount not to exceed the fee customarily charged in arm’s length transactions by others rendering similar services in the same geographic area for similar properties as determined by a survey of brokers and agents in such area. Our Property Manager will also be paid a monthly fee for any extra services equal to no more than that which would be payable to an unrelated party providing the services. We have recorded the following amounts related to the Property Managers for the years indicated:
($’s in thousands)	2017	2016
Property management fees	$730	$936
Development fees and leasing commission	687	116
Total	$1,417	$1,052

Advisor
We pay our Advisor an acquisition fee equal to 2.75% of the gross contract purchase price (including any mortgage assumed) of each property purchased and reimburse our Advisor for expenses that it incurs in connection with the purchase of a property. We anticipate that acquisition expenses will be between 1% and 1.5% of a property’s purchase price, and acquisition fees and expenses are capped at 5% of the gross contract purchase price of a property. No acquisition fees were paid during the years ended December 31, 2017 and 2016. The Advisor is also paid an advisor asset management fee of 0.55% of our average invested assets and we reimburse some expenses of the Advisor. During the years ended December 31, 2017 and 2016, the Company paid $2.2 million and $2.4 million, respectively, to the advisor for asset management fees.
Sponsor
On April 22, 2005, the Lightstone Value Plus REIT, LP (the “Operating Partnership”) entered into an agreement with Lightstone SLP, LLC pursuant to which the Operating Partnership has issued special general partner interests to Lightstone SLP, LLC in an amount equal to all expenses, dealer manager fees and selling commissions that we incurred in connection with our organization and the offering of our common stock. As of December 31, 2012, Lightstone SLP, LLC had contributed $30.0 million to the Operating Partnership in exchange for special general partner interests. As the majority owner of our Sponsor, which wholly owns Lightstone SLP, LLC, Mr. Lichtenstein is the indirect, beneficial owner of such special general partner interests and will thus receive an indirect benefit from any distributions made in respect thereof.
These special general partner interests entitle Lightstone SLP, LLC to a portion of any regular and liquidation distributions that we make to stockholders, but only after stockholders have received a stated preferred return. Although the actual amounts are dependent upon results of operations and, therefore, cannot be determined at the present time, distributions to Lightstone SLP, LLC, as holder of the special general partner interests, could be substantial.
Acquisitions and Investments in Entities Affiliated with Sponsor
Preferred Investments
We have entered into several agreements with various related party entities that provide for us to make preferred contributions pursuant to certain instruments (the “Preferred Investments”) that entitle us to certain prescribed monthly preferred distributions. The Preferred Investments had an aggregate balance of $158.3 million and $141.3 million as of December 31, 2017 and 2016, respectively, and are classified as held-to-maturity securities, recorded at cost and included in investments in related parties on the consolidated balance sheets. The fair value of these investments approximated their carrying values based on market rates for similar instruments. As of December 31, 2017, remaining contributions of up to $19.2 million were unfunded. Additionally, during the years ended December 31, 2017 and 2016, the Company recognized investment income of  $17.6 million and $16.3 million, respectively, which is included in interest and dividend income on the consolidated statements of operations.
The Preferred Investments (dollar amounts in thousands) are summarized as follows:
	Preferred Investment Balance			Unfunded Contributions	Investment Income
Preferred Investments	Dividend Rate	As of December 31, 2017	As of December 31, 2016	As of December 31, 2017	For the Year Ended December 31,
					2017	2016
365 Bond Street	12%	$—	$—	$—	$—	$2,252
40 East End Avenue	8% to 12%	30,000	30,000	—	3,383	2,408
30-02 39th Avenue	12%	10,000	12,300		1,253	1,429
485 7th Avenue	12%	60,000	60,000	—	7,300	7,320
East 11th Street	12%	46,119	31,271	11,381	4,443	2,688
Miami Moxy	12%	12,195	7,682	7,805	1,269	203
Total Preferred Investments		$158,314	$141,253	$19,186	$17,648	$16,300
365 Bond Street Preferred Investment
In March 2014, we entered into an agreement with various related party entities that provided for us to make contributions of up to $35.0 million, with an additional contribution of up to $10.0 million subject to the satisfaction of certain conditions, which were subsequently met during October 2014, in an affiliate of our Sponsor which owns a parcel of land located at 365 Bond Street in Brooklyn, New York on which it constructed a residential apartment project. Contributions were made pursuant to an instrument, the “365 Bond Street Preferred Investment,” that was entitled to monthly preferred distributions at a rate of 12% per annum and was redeemable by us upon the occurrence of certain events. During the year ended December 31, 2016, we redeemed the entire 365 Bond Street Preferred Investment of  $42.2 million.
40 East End Avenue Preferred Investment
In May 2015, we entered into an agreement with various related party entities that provided for us to make contributions of up to $30.0 million in a related party entity, which is now a joint venture between an affiliate of our Sponsor and Lightstone Real Estate Income Trust Inc. (“Lightstone IV”), a related party REIT also sponsored by our Sponsor, which owns a parcel of land located at the corner of 81st Street and East End Avenue in the Upper East Side of New York City on which it is constructing a luxury residential project consisting of 29 condominiums. Contributions were made pursuant to an instrument, the “40 East End Avenue Preferred Investment,” that is entitled to monthly preferred distributions, initially at a rate of 8% per annum which increased to 12% per annum upon procurement of construction financing in March 2017, and is redeemable by us on April 27, 2022.

30-02 39th Avenue Preferred Investment
In August 2015, we entered into certain agreements that provided for us to make aggregate contributions of up to $50.0 million in various affiliates of our Sponsor which own a parcel of land located at 30-02 39th Avenue in Long Island City, Queens, New York on which they are constructing a residential apartment project. Contributions were made pursuant to instruments, the “30-02 39th Avenue Preferred Investment,” that were entitled to monthly preferred distributions between 9% and 12% per annum and is redeemable by us upon the occurrence of certain capital transactions. As of December 31, 2017, there were no remaining unfunded contributions and the outstanding 30-02 39th Preferred Investment is entitled to monthly preferred distributions at a rate of 12% per annum. On March 31, 2017, the 30-02 39th Preferred Investment was amended so that our total aggregate contributions would decrease by $40.0 million to $10.0 million.
485 7th Avenue Preferred Investment
In December 2015, we entered into an agreement with various related party entities that provided for us to make contributions of up to $60.0 million in an affiliate of our Sponsor which owns a parcel of land located at 485 7th Avenue, New York, New York on which they constructed a 612-room Marriott Moxy hotel, which opened during the third quarter of 2017. Contributions were made pursuant to an instrument, the “485 7th Avenue Preferred Investment,” that is entitled to monthly preferred distributions at a rate of 12% per annum and is redeemable by us upon the occurrence of certain capital transactions. On January 29, 2018, the Company redeemed $37.5 million of the 485 7th Avenue Preferred Investment.
East 11th Street Preferred Investment
On April 21, 2016, we entered into an agreement with various related party entities that provides for us to make contributions of up to $40.0 million in an affiliate of our Sponsor (the “East 11th Street Developer”) which owned two residential buildings located at 112-120 East 11th Street and 85 East 10th Street in New York, New York. The East 11th Street Developer is developing a hotel at 112-120 East 11th Street (the “East 11th Street Project”). Contributions are made pursuant to an instrument, the “East 11th Street Preferred Investment,” that entitles us to monthly preferred distributions at a rate of 12% per annum. We may redeem our investment in the East 11th Street Preferred Investment upon the consummation of certain capital transactions. Additionally, the East 11th Street Developer may redeem our investment at any time or upon the consummation of any capital transaction. Any redemption by us or the East 11th Street Developer under the East 11th Street Preferred Investment will be made at an amount equal to the amount we have invested plus a 12.0% annual cumulative, pre-tax, non-compounded return on the aggregate amount we have invested. On September 30, 2016, we and the East 11th Street Developer amended the East 11th Street Preferred Investment so that our total aggregate contributions would increase by $17.5 million, or up to $57.5 million.
Miami Moxy Preferred Investment
On September 30, 2016, we entered into an agreement with various related party entities that provides for us to make contributions of up to $20.0 million in an affiliate of our Sponsor (the “Miami Moxy Developer”) which owns the property located at 915 through 955 Washington Avenue in Miami Beach, Florida, on which the Miami Moxy Developer is developing a 205-room Marriott Moxy hotel (the “Miami Moxy”). Contributions are made pursuant to an instrument, the “Miami Moxy Preferred Investment,” that entitles us to monthly preferred distributions at a rate of 12% per annum. We may redeem our investment in the Miami Moxy Preferred Investment upon the consummation of certain capital transactions. Additionally, the Miami Moxy Developer may redeem our investment at any time or upon the consummation of any capital transaction. Any redemption by us or the Miami Moxy Developer under the Miami Moxy Preferred Investment will be made at an amount equal to the amount we have invested plus a 12.0% annual cumulative, pre-tax, non-compounded return on the aggregate amount we have invested.
Consolidated Joint Venture
On August 18, 2011, the Operating Partnership and its Sponsor formed the 2nd Street Joint Venture to own and operate the 2nd Street Owner. The Operating Partnership initially owned a 75.0% membership interest in the 2nd Street Joint Venture (the “2nd Street JV Interest”). The 2nd Street JV Interest is a

managing membership interest. The Sponsor initially had a 25.0% non-managing membership interest with certain consent rights with respect to major decisions. Contributions are allocated in accordance with each investor’s ownership percentage. Profit and cash distributions, if any, will be allocated in accordance with each investor’s ownership percentage. In addition, the 2nd Street JV Interest had a put option (the “Put”) whereby the Operating Partnership could put its interest to the Sponsor through August 18, 2012 in exchange for the dollar value of its capital contributions as of the date of exercise. On August 14, 2012, the Operating Partnership exercised the Put pursuant to which it would transfer approximately 15.8% of its membership interest to the Sponsor and other affiliates effective upon obtaining the Gantry Park Construction Loan for Gantry Park. The Gantry Park Construction Loan closed and the Sponsor and other affiliates subsequently reimbursed the Operating Partnership approximately $4.3 million. As of December 31, 2014, the Operating Partnership owned an approximately 59.2% managing membership interest in the 2nd Street Joint Venture and the Sponsor and other affiliates owned an aggregate 40.8% non-managing membership interest.
On August 18, 2011, the 2nd Street Owner, which is wholly owned by the 2nd Street Joint Venture, acquired a parcel of land located in Queens, New York for approximately $19.3 million from an unaffiliated third party. The 2nd Street Joint Venture contributed approximately $19.3 million in cash to the 2nd Street Owner to fund the land acquisition. In connection with the acquisition of the land, the 2nd Street Owner also obtained the $13.5 million Interim Loan. During the second quarter of 2012, the 2nd Street Owner commenced construction of Gantry Park, a residential project comprised of 199 apartment units, on the acquired land. On September 28, 2012 the 2nd Street Owner entered into the Gantry Park Construction Loan and used proceeds advanced at closing to repay the Interim Loan in full. Construction of Gantry Park was substantially completed during the fourth quarter of 2013 and the associated assets were placed in service.
On November 19, 2014, the 2nd Street Joint Venture entered into a $74.5 million non-recourse mortgage loan (the “Gantry Park Mortgage Loan”) with CIBC. The Gantry Park Mortgage Loan has a term of ten years with a maturity date of December 1, 2024, bears interest at 4.48%, and requires monthly interest-only payments for the first three years and monthly principal and interest payments pursuant to a 30-year amortization schedule thereafter. The Gantry Park Mortgage Loan is collateralized by Gantry Park. A portion of the proceeds from Gantry Park Mortgage Loan were used to repay the Gantry Park Construction Loan in full and to make a distribution of approximately $11.5 million to the Sponsor and other affiliates for their respective share of the remaining proceeds.
Hotel Dispositions
We have a 2.5% membership interest in the Joint Venture with Lightstone Value II. The Joint Venture previously acquired our membership interests in a portfolio of 11 hotels in a series of transactions completed during 2015. During the third quarter of 2017, the Joint Venture sold its ownership interests in four of the hotels to an unrelated third party and as a result, holds ownership interests in the seven remaining hotels as well as an additional hotel acquired on November 6, 2017 from an unrelated third party.
Other Related Party Transactions
From time to time, the Company purchases title insurance from an agent in which our Sponsor owns a fifty percent limited partnership interest. Because this title insurance agent receives significant fees for providing title insurance, our Advisor may face a conflict of interest when considering the terms of purchasing title insurance from this agent. However, prior to the purchase by the Company of any title insurance, an independent title consultant with more than 25 years of experience in the title insurance industry reviews the transaction, and performs market research and competitive analysis on our behalf. This process results in terms similar to those that would be negotiated at an arm’s-length basis. The Company did not pay any fees during the year ended December 31, 2017 or 2016 to this title insurance agent.
Review, Approval or Ratification of Transactions with Related Persons
Our Charter generally requires that any transactions between us and our Sponsor, our Advisor, our directors or their affiliates must be approved by a majority of our directors (including a majority of Independent Directors) not otherwise interested in the transaction. In addition, our Board of Directors has adopted a policy relating to the review, approval and ratification of transactions with related persons. This policy applies to any transaction, the amount of which exceeds $120,000, between us and any person who is a director, executive officer or the beneficial owner of more than 5% of any class of our voting securities. Any such related person transaction is subject to approval by the Board of Directors. The Board of Directors will decide whether or not to approve a related party transaction and will generally approve only those transactions that do not create a conflict of interest. The Board of Directors (including a majority of the Independent Directors) has approved the transactions disclosed in this section titled “Certain Relationships and Related Party Transactions.”

RELATIONSHIP WITH INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
EisnerAmper LLP audited our financial statements for the years ended December 31, 2017 and 2016. EisnerAmper LLP reports directly to our Audit Committee. The Audit Committee reviewed the audit and nonaudit services performed by EisnerAmper LLP, as well as the fees charged by EisnerAmper LLP for such services. In its review of the nonaudit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of EisnerAmper LLP.
One or more representatives of EisnerAmper LLP have been invited and are expected to be present at the 2016 Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
The following table presents the aggregate fees billed to the Company for the years ended December 31, 2017 and 2016 by the Company’s principal accounting firm:
($’s in thousands)	2017	2016
Audit Fees(a)	310	322
Audit-Related Fees(b)	—	—
Tax Fees(c)	205	207
Total Fees	$515	$529

(a)
Fees for audit services in 2017 and 2016 consisted of the audit of the Company’s annual consolidated financial statements, interim reviews of the Company’s quarterly consolidated financial statements and services normally provided in connection with statutory and regulatory filings including registration statement consents.

(b)
Fees for audit related services related to audits of entities that the Company already owns, has acquired or proposed to acquire.

(c)
Fees for tax services.

Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee must approve any fee for services to be performed by the independent registered public accounting firm in advance of the services being performed. In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.
All services rendered by EisnerAmper LLP for the years ended December 31, 2017 and December 31, 2016 were approved by the Audit Committee.

AUDIT COMMITTEE REPORT
To the Directors of Lightstone Value Plus Real Estate Investment Trust, Inc.:
We have reviewed and discussed with management Lightstone Value Plus Real Estate Investment Trust, Inc.’s audited consolidated financial statements as of and for the year ended December 31, 2017.
We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 16, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board.
We have received and reviewed the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence and have discussed with the auditors the auditors’ independence.
Based on the reviews and discussions referred to above, we recommend to the board of directors that the consolidated financial statements referred to above be included in Lightstone Value Plus Real Estate Investment Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017.
Audit Committee
George R. Whittemore
Miriam Weinstein
Yehuda “Judah” L. Angster

INDEPENDENT DIRECTORS’ REPORT
To the Stockholders of Lightstone Value Plus Real Estate Investment Trust, Inc.:
We have reviewed the Company’s policies and determined that they are in the best interest of the Company’s stockholders. Set forth below is a discussion of the basis for that determination.
General
The Company’s primary objective is to achieve capital appreciation with a secondary objective of income without subjecting principal to undue risk. The Company intends to achieve this goal primarily through acquisitions of real estate properties and other real estate-related investments.
The Company, to date, has acquired residential and commercial properties principally, all of which are located in the United States and made real estate-related investments. The Company’s acquisitions have includde both portfolios and individual properties. The Company current commercial holdings consist of retail (primarily multi-tenanted shopping centers) and industrial properties. Additionally, the Company has made certain preferred equity investments in related parties.
The following is descriptive of the Company’s acquistion and investment policies:
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Reflecting a flexible operating style, the Company’s portfolio is likely to be diverse and include properties of different types (such as retail, lodging, office, industrial and residential properties); both passive and active investments; real estate-related investments (such as preferred equity investments) and joint venture transactions. The portfolio is likely to be determined largely by the purchase opportunities that the market offers, whether on an upward or downward trend. This is in contrast to those funds that are more likely to hold investments of a single type, usually as outlined in their charters.

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The Company may invest in properties that are not sold through conventional marketing and auction processes. The Company’s investments may be at a dollar cost level lower than levels that attract those funds that hold investments of a single type.

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The Company may be more likely to make investments that are in need of rehabilitation, redirection, remarketing and/or additional capital investment.

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The Company may place major emphasis on a bargain element in its purchases, and often on the individual circumstances and motivations of the sellers. The Company will search for bargains that become available due to circumstances that occur when real estate cannot support the mortgages securing the property.

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The Company intends to pursue returns in excess of the returns targeted by real estate investors who target a single type of property investment.

Financing Policies
The Company utilizes leverage to acquire properties. The number of different properties the Company acquires is affected by numerous factors, including, the amount of funds available to us. When interest rates on mortgage loans are high or financing is otherwise unavailable on terms that are satisfactory to the Company, the Company may purchase certain properties for cash with the intention of obtaining a mortgage loan for a portion of the purchase price at a later time. There is no limitation on the amount the Company may invest in any single property or on the amount the Company can borrow for the purchase of any property.
The Company currently intends to limit its aggregate long-term permanent borrowings to 75% of the aggregate fair market value of all properties unless any excess borrowing is approved by a majority of the independent directors and is disclosed to the Company’s stockholders. The Company may also incur short-term indebtedness, having a maturity of two years or less. By operating on a leveraged basis, the Company may have more funds available for investment in properties. This may allow the Company to make more investments than would otherwise be possible, resulting in a more diversified portfolio. Although the Company’s liability for the repayment of indebtedness is expected to be limited to the value of the property securing the liability and the rents or profits derived therefrom, the Company’s use of leveraging increases the risk of default on the mortgage payments and a resulting foreclosure of a particular property. To the extent that the Company does not obtain mortgage loans on the Company’s properties, the Company’s ability to acquire additional properties may be restricted. The Company will endeavor to obtain financing on the most favorable terms available.
Policy on Sale or Disposition of Properties
The Company’s board of directors will determine whether a particular property should be sold or otherwise disposed of after considering the relevant factors, including performance or projected performance of the property and market conditions, with a view toward achieving its principal investment objectives.
The Company may, sell properties at any time and if so, may invest the proceeds from any sale, financing, refinancing or other disposition of its properties into additional properties. Alternatively, the Company may use these proceeds to fund maintenance or repair of existing properties or to increase reserves for such purposes. The Company may choose to reinvest the proceeds from the sale, financing and refinancing of its properties to increase its real estate assets and its net income. Notwithstanding this policy, the board of directors, in its discretion, may distribute all or part of the proceeds from the sale, financing, refinancing or other disposition of all or any of the Company’s properties to the Company’s stockholders. In determining whether to distribute these proceeds to stockholders, the board of directors will consider, among other factors, the desirability of properties available for purchase, real estate market conditions and compliance with the applicable requirements under federal income tax laws.
When the Company sells a property, it intends to obtain an all-cash sale price. However, the Company may take a purchase money obligation secured by a mortgage on the property as partial payment, and there are no limitations or restrictions on the Company’s ability to take such purchase money obligations. The terms of payment to the Company will be affected by custom in the area in which the property being sold is located and the then prevailing economic conditions. If the Company receives notes and other property instead of cash from sales, these proceeds, other than any interest payable on these proceeds, will not be available for distributions until and to the extent the notes or other property are actually paid, sold, refinanced or otherwise disposed. Therefore, the distribution of the proceeds of a sale to the stockholders may be delayed until that time. In these cases, the Company will receive payments in cash and other property in the year of sale in an amount less than the selling price and subsequent payments will be spread over a number of years.
Independent Directors
George R. Whittemore
Miriam Weinstein
Yehuda “Judah” L. Angster

OTHER MATTERS PRESENTED FOR ACTION AT
THE 2018 Annual Meeting OF STOCKHOLDERS
Our Board of Directors does not intend to present for consideration at the 2018 Annual Meeting of Stockholders any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.
STOCKHOLDER PROPOSALS FOR THE 2019 Annual Meeting
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2019 Annual Meeting of stockholders, the proposal must be received at our principal executive offices no later than June 12, 2019.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for the 2019 Annual Meeting of stockholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our current bylaws, for a stockholder proposal to be properly submitted for presentation at our 2019 Annual Meeting of Stockholders, our Secretary must receive written notice of the proposal at our principal executive offices during the period beginning on May 10, 2019 and ending at 5:00 p.m., Eastern Daylight Time, on June 12, 2019 and must contain information specified in our bylaws, including:
1.
as to each director nominee,

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the name, age, business address, and residence address of the nominee;

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the class, series and number of any shares of stock of the Company beneficially owned by the nominee;

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the date such shares were acquired and the investment intent of such acquisitions;

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all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and

2.
as to any other business that the stockholder proposes to bring before the meeting,

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a description of the business to be brought before the meeting;

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the reasons for proposing such business at the meeting;

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any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and

3.
as to the proposing stockholder (and the Stockholder Associated Persons, if any),

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the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

4.
as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,

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the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and

5.
to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.
All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our Secretary at our principal executive offices at: Lightstone Value Plus Real Estate Investment Trust, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman (telephone: (866) 792-8700).
By Order of the Board of Directors,
/s/ Joseph Teichman

Joseph Teichman
General Counsel and Secretary
Lakewood, New Jersey
October 23, 2018

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. Proxy Solicited on Behalf of the Board of Directors The undersigned stockholder of Lightstone Value Plus Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), revoking any proxy heretofore given for the Meeting of the Stockholders described below, hereby appoints Joseph Teichman, as proxy, with full powers of substitution, to attend the Annual Meeting of Stockholders of the Company, to be held at 460 Park Avenue, 13th Floor, New York, New York 10022 at 9:45 a.m. eastern time on December 13, 2018 and any adjournment or postponement thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned as if personally present at the meeting. The votes entitled to be cast by the undersigned will be cast as instructed below. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual Meeting, the terms of which are incorporated by reference. AUTHORIZE A PROXY VIA THE INTERNET: www.proxy-direct.com AUTHORIZE A PROXY VIA TELEPHONE: 1 - 8 0 0- 337-350 3 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. REIT1_30273_101218 AUTHORIZE A PROXY BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours AUTHORIZE A PROXY BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 460 Park Avenue, 13th Floor New York, NY 10022 on December 13, 2018 AUTHORIZE A PROXY ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

FOR WITHHOLD FOR ALL ALL ALL EXCEPT + EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Lightstone Stockholder Meeting to Be Held on December 13, 2018. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lig-30273 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL. 1. For each of the following nominees for director to serve until the 2019 annual meeting and until their successors are elected and qualify. 01. David W. Lichtenstein 02. George R. Whittemore 03. Yehuda “Judah” L. Angster INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy Holder. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx REIT1 30273 M xxxxxxxx / /